UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPRINT NEXTEL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2012.

Meeting Information
	Meeting Type:	Annual Meeting
SPRINT NEXTEL CORPORATION	For holders as of:	March 16, 2012
	Date: May 15, 2012	Time: 10:00 a.m. Central time
Location: Sheraton Overland Park Hotel
6100 College Boulevard
Overland Park, Kansas Directions to the meeting can be viewed at www.sprint.com/investors/shareholders/annualmeeting.

SPRINT NEXTEL CORPORATION 6200 SPRINT PARKWAY OVERLAND PARK, KS 66251	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             FORM 10-K (ANNUAL REPORT)

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You may also request to receive paper or e-mail copies of materials for all future meetings. Please choose one of the following methods to make your current or future delivery request:

                                     1) BY INTERNET:         www.proxyvote.com

                                     2) BY TELEPHONE:     1-800-579-1639

                                     3) BY E-MAIL*:             sendmaterial@proxyvote.com

   *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote
FOR the following proposals:

1.	Election of Directors

Nominees:

	1a.	Robert R. Bennett

	1b.	Gordon M. Bethune

	1c.	Larry C. Glasscock

	1d.	James H. Hance, Jr.

	1e.	Daniel R. Hesse

	1f.	V. Janet Hill

	1g.	Frank Ianna

	1h.	Sven-Christer Nilsson

	1i.	William R. Nuti

	1j.	Rodney O’Neal

2.	To ratify the appointment of KPMG LLP as the
independent registered public accounting firm
of Sprint Nextel for 2012.

3.	Advisory approval of the Company’s executive
compensation.

4.	To approve an amendment to Sprint’s Articles of Incorporation to opt-out of the business combination statute.

5.	To approve an amendment to Sprint’s Articles of Incorporation to eliminate the business combination provision in Article SEVENTH.

6.	To approve the material terms of performance objectives under 2007 Omnibus Incentive Plan.

The Board of Directors recommends you vote AGAINST the following proposals:

7.	To vote on a shareholder proposal to adopt a bonus deferral policy.

8.	To vote on a shareholder proposal concerning political contributions.

9.	To vote on a shareholder proposal concerning net neutrality.

NOTE: The proxy holder(s) will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof.

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